MUTUAL FUND SERIES TRUST

AlphaCentric Smart Money Fund

Class A: SMRTX Class C: SMRCX Class I: SMRIX

AlphaCentric Asset Rotation Fund

Class A: ROTAX Class C: ROTCX Class I: ROTIX

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric Bond Rotation Fund

Class A: BDRAX Class C: BDRCX Class I: BDRIX

(each, a “Fund” and, collectively, the “Funds”)

September 14, 2015

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Funds, dated

August 1, 2015.

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The following information is added to the section of the Funds’ SAI entitled “Additional Information About Investments and Risks”:

ReFlow Liquidity Program. A Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.

ReFlow will purchase Class A shares at net asset value and will not be subject to any sales charges and investment minimums applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

Each Fund’s investment advisor and sub-advisor (as applicable) believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the investment advisor and sub-advisor may also benefit.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 1, 2015, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-223-8637 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.